EXECUTION COPY
    ASC Loan Agreement

                    LOAN AGREEMENT

This LOAN AGREEMENT (as the same may be amended, supplemented or modified from time to time, this "Agreement") is made as of July 21, 1998, between ACCENT COLOR SCIENCES, INC., a Connecticut corporation, having its principal place of business at 800 Connecticut Boulevard, East Hartford, Connecticut 06108 (the "Company"), and INTERNATIONAL BUSINESS MACHINES CORPORATION, a New York corporation, with its principal place of business at New Orchard Road, Armonk, New York 10504 ("Lender").

WHEREAS, the Company now desires to borrow from Lender a total of $2,500,000 (two million five hundred thousand dollars) and Lender is willing to loan such amount subject to the terms and conditions set forth in this Agreement and the related documents to be executed concurrently herewith or pursuant hereto;

WHEREAS, such loan shall be secured by the assets of the Company as provided in the Security Agreement (as defined below); and

WHEREAS, to induce Lender to provide the loan, the Company has agreed to issue to Lender a warrant to purchase 500,000 shares of its common stock, no par value, and to provide registration rights with respect thereto.

NOW THEREFORE, in consideration of the mutual promises, covenants and other agreements hereinafter set forth, the parties hereto agree as follows:

SECTION 1.THE LOAN.

1.1 The Loan. (a) Subject to the terms and conditions and relying on the representations, warranties and covenants set forth herein, Lender agrees to make a loan to the Company in the aggregate principal amount of TWO MILLION FIVE HUNDRED THOUSAND DOLLARS ($2,500,000) (the "Loan"), which Loan shall be evidenced by a promissory note in the form attached as Exhibit A hereto (the "Note").

(b)Subject to the other terms and conditions hereof and upon the execution of this Agreement, the Note, the Security Agreement, the Warrant (as defined below) and the Registration Rights Agreement (as defined below), the amount of the Loan will be funded to the Company by wire transfer to the Company's account (number 9361548689) at Fleet National Bank, Hartford, Connecticut (ABA number 011900571).

1.2Maturity Date. Unless sooner repaid in accordance with the terms of this Agreement, the principal balance of the Loan shall be due and payable, together with all interest accrued but not yet paid, on December 31, 2000.

1.3Interest. (a) So long as no Event of Default has occurred and is continuing, the Company shall pay interest to Lender at a rate per annum which is equal to ten percent (10%) per annum on the entire principal amount remaining unpaid and outstanding. So long as an Event of Default has occurred and is continuing, amounts payable under this Agreement shall bear interest (compounded monthly and payable on demand in respect of overdue amounts) at a rate per annum which is 2% per annum above the rate otherwise applicable.

(b) Accrued interest shall be paid by the Company to Lender (i) on the first day of each October, January, April and July to and including October 1, 2000 and (ii) on December 31, 2000 when the entire principal balance together with any unpaid accrued interest and all other sums hereunder shall become due and payable.

(c)All computations of interest payable hereunder shall be made by Lender on the basis of actual days elapsed and on a 360-day year.

(d)Notwithstanding anything herein or in the Note to the contrary, if at any time the applicable interest rate, together with all fees and charges and rights of any kind which are treated as interest under applicable law (collectively the "Charges"), as provided for herein or in any other document executed in connection herewith, or otherwise contracted for, charged, received, taken or reserved by Lender, shall exceed the maximum lawful rate (the "Maximum Rate") which may be contracted for, charged, received, taken or reserved by Lender in accordance with applicable law, the rate of interest payable, together with all Charges payable to Lender, shall be limited to the Maximum Rate.

1.4Prepayment. (a) The Company shall have the right at any time and from time to time, without premium or penalty, to prepay the principal amount of the Loan, in whole or in part, together with accrued interest on the prepaid amount, upon notice to Lender (each such notice being referred to herein as a "Prepayment Notice"); provided, however, that any prepayments of less than the entire outstanding balance of the Loan shall be at least $500,000.

(b)Each Prepayment Notice shall specify the prepayment date and the principal amount (or portion thereof) to be prepaid as well as the interest accrued on such amount to the date of payment.

(c)Any principal amount of this Note shall be accompanied by accrued interest on the principal amount being prepaid to the date of payment.

(d)If the Company sells any of the Collateral (as defined in the Security Agreement) other than inventory sold in the ordinary course of the Company's business, or if any of the Collateral is taken by condemnation, the Company shall pay to Lender, unless otherwise agreed by Lender, as a mandatory prepayment of the Loan, a sum (not to exceed the amount of principal, interest and other sums, if any, due to Lender under this Agreement, the Note, the Security Agreement, the Warrant and the Registration Rights Agreement) equal to the cash proceeds received by the Company from such sale or condemnation and shall assign to Lender all of its right, title and interest in and to all non-cash proceeds from such sale or condemnation; provided however, that no prepayment shall be required pursuant to this Section 1.4(d) as a result of equipment sold in the ordinary course of the Company's business if the total value of all such equipment sold in any one calendar month does not exceed $25,000.

1.5Setoff. If during the term of this Loan an Event of Default shall occur, any amount owed to Lender hereunder shall immediately be setoff against any and all amounts Lender, its subsidiaries and affiliates may owe to the Company, its subsidiaries and affiliates at such time.

SECTION 2.SECURITY, WARRANT AND REGISTRATION RIGHTS. The Company hereby acknowledges that it has executed and delivered to Lender each of the following documents: (i) the Note;(ii) the security agreement, dated as of the date hereof, between the Company and Lender, in the form attached as Exhibit B hereto (as the same may be amended, supplemented or modified from time to time, the "Security Agreement"); (iii) the stock purchase warrant, dated as of the date hereof, in the form attached as Exhibit C hereto (as the same may be amended, supplemented or modified from time to time, the "Warrant"); and (iv) the registration rights agreement, dated as of the date hereof, between the Company and Lender, in the form attached as Exhibit D hereto (as the same may be amended, supplemented or modified from time to time, the "Registration Rights Agreement").

SECTION 3.REPRESENTATIONS AND WARRANTIES OF THE COMPANY.  The
Company represents and warrants to Lender that:

3.1Organization. The Company is a corporation duly organized, validly existing and in good standing under the laws of Connecticut, has the necessary authority and power to transact the business in which it is engaged, is duly qualified to do business in each jurisdiction in which the conduct of its business or the ownership of its assets require such qualification.

3.2Authorization; Enforcement. (i) The Company has the requisite corporate power and authority to enter into and perform its obligations under this Agreement, the Note, the Security Agreement, the Warrant and the Registration Rights Agreement (including without limitation the power and authority to borrow the money as contemplated hereby, issue the Warrant Shares (as defined in the Warrant) upon exercise of the Warrant in accordance with the terms thereof and grant the first priority security interest in the Collateral pursuant to the Security Agreement); (ii) the execution, delivery and performance of this Agreement, the Note, the Security Agreement, the Warrant and the Registration Rights Agreement by the Company and the consummation by it of the transactions contemplated hereby and thereby (including, without limitation, the issuance of the Warrant and the issuance and reservation for issuance of the Warrant Shares) have been duly authorized by the Company's Board of Directors and no further consent or authorization of the Company, its Board of Directors, any committee of the Board of Directors, or its stockholders is required; (iii) this Agreement, the Note, the Security Agreement, the Warrant and the Registration Rights Agreement have been duly executed and delivered by the Company; and (iv) this Agreement, the Note, the Security Agreement, the Warrant and the Registration Rights Agreement constitute valid and binding obligations of the Company enforceable against the Company in accordance with their terms.

3.3Compliance with Other Instruments.   The Company is not in
default (a) under its Certificate of Incorporation or Bylaws, any material note, indenture mortgage, lease, agreement, contract, purchase order or other instrument, document, or agreement to which the Company is a party or by which it or any of its property is bound or affected; (b) with respect to any order, writ, injunction or decree of any court or any federal, state, municipal or other governmental department, commission or board. To the best of the Company's knowledge after due inquiry, no third party is in default under any material agreement, contract or other instrument to which the Company is a party or by which it or any of its property is affected.

3.4No Conflicts. Except as set forth in Schedule 3.4, the execution, delivery and performance of this Agreement, the Security Agreement, the Warrants and the Registration Rights Agreement by the Company and the consummation by the Company of the transactions contemplated hereby and thereby (including, without limitation, the issuance and reservation for issuance, as applicable, of the Warrant and Warrant Shares) will not (i) result in a violation of the Company's Certificate of Incorporation or By-laws or (ii) conflict with, or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment (including, without limitation, the triggering of any anti-dilution provisions), acceleration or cancellation of, any agreement, indenture or instrument to which the Company or any of its subsidiaries is a party, or result in a violation of any law, rule, regulation, order, judgment or decree (including U.S. federal and state securities laws and regulations and rules or regulations of any self-regulatory organizations to which either the Company or its securities are subject) applicable to the Company or any of its subsidiaries or by which any property or asset of the Company or any of its subsidiaries is bound or affected.

3.5No Consents. Except as specifically contemplated by this Agreement and the Registration Rights Agreement, the Company is not required to obtain any consent, approval, authorization or order of, or make any filing or registration with, any court or governmental agency or any regulatory or self regulatory agency in order for it to execute, deliver or perform any of its obligations under this Agreement, the Security Agreement, the Warrant or the Registration Rights Agreement, in each case in accordance with the terms hereof or thereof.

3.6Information Disclosed to Lender. All information provided by the Company to Lender in connection with this Agreement, the Note, the Security Agreement, the Warrant and the Registration Rights Agreement and the transactions contemplated hereby and thereby:

(a)is true and correct in all material respects and the Company has not omitted to state any material fact necessary in order to make the statements made herein or therein, in light of the circumstances in which they were made, not misleading; and

(b)either (A) has been publicly disclosed in one or more filings with the Securities and Exchange Commission (the "SEC") pursuant the Securities Act of 1933, as amended, and/or the Securities Exchange Act of 1934, as amended, or (B) is not required to be so disclosed.

3.7Financial Statements. The Company has furnished to Lender its consolidated statement of financial position and related consolidated statements of earnings, cash flows and stockholders' equity as of and for the year ended December 31, 1997, audited by and accompanied by the opinion of Price Waterhouse LLP. Such financial statements present fairly the financial position, results of operations, cash flows and changes in stockholders' equity of the Company and its subsidiaries in accordance with U.S. generally accepted accounting principles.

3.8Absence of Certain Changes. Since December 31, 1997, there has been no material adverse change and no material adverse development in the business, properties, operations, prospects, financial condition or results of operations of the Company and its subsidiaries, taken as a whole, except as publicly disclosed in filings by the Company with the SEC prior to the date hereof.

3.9Absence of Litigation. There are no lawsuits or proceedings to which the Company is a party, or which are threatened, with respect to which a result adverse to the Company would prejudice the Company's ability to perform its obligations under, or affect the validity of, this Agreement, the Note, the Security Agreement, the Warrant or the Registration Rights Agreement. 3.10No Liens. Except with respect to Lender and as set forth on
Schedule 3.10, the Company has not granted security interests in, and there are no outstanding liens, encumbrances, mortgages, pledges, hypothecations, charges, restrictions or other security interest of any kind securing any obligation of any entity or person (collectively, "Liens") with respect to, its tangible or intangible assets.

3.11Tax Returns. The Company and each of its subsidiaries has filed or caused to be filed all foreign, federal, state and local income and all other tax returns required to be filed by it and has paid or caused to be paid all taxes shown to be due and payable on such returns or on any assessments received by it except those being contested in good faith and has set aside on its books provisions reasonably adequate for the payment of all taxes for periods subsequent to the periods to which such returns, reports or declarations apply.

3.12Capitalization. The capitalization of the Company as of the date hereof, including the authorized capital stock, the number of shares issued and outstanding, the number of shares issuable and reserved for issuance pursuant to the Company's stock option plans, the number of shares issuable and reserved for issuance pursuant to securities (other than the Warrant) exercisable or exchangeable for, or convertible into, any shares of capital stock and the number of shares reserved for issuance upon the exercise of the Warrant is set forth on Schedule 3.12. All of such outstanding shares of capital stock have been, or upon issuance in accordance with the terms of any such warrants, options or preferred stock, will be, validly issued, fully paid and non-assessable. No shares of capital stock of the Company (including the Warrant Shares) are subject to preemptive rights or any other similar rights of the stockholders of the Company or any liens or encumbrances. Except for the securities and as set forth on Schedule 3.12, as of the date of this Agreement, there are no outstanding options, warrants, rights to subscribe to securities or rights convertible into or exercisable for, any shares of capital stock of the Company or any of its subsidiaries, or arrangements by which the Company or any of its subsidiaries is or may become bound to issue additional shares of capital stock of the Company or any of its subsidiaries. Except as set forth on Schedule 3.12, there are no securities or instruments containing antidilution or similar provisions that will be triggered by the issuance of the Warrant or the Warrant Shares in accordance with the terms of this Agreement and the Warrant. The Company has furnished to the Purchasers true and correct copies of the Company's Certificate of Incorporation as in effect on the date hereof, the Company's By-laws as in effect on the date hereof, and all other instruments and agreements governing securities convertible into or exercisable or exchangeable for capital stock of the Company.

SECTION 4.COVENANTS OF THE COMPANY. The Company covenants and agrees that from and after the date hereof and until such time as all amounts of principal and interest payable under the Note have been indefeasibly paid in full, the Company shall:

4.1Notice. Promptly give written notice to Lender of the occurrence of any Event of Default, of the commencement or threat of any material litigation or proceedings affecting the Company, or of any dispute between the Company and any regulatory body.

4.2Legal Compliance. Observe all requirements of any governmental authorities relating to the conduct of its business; maintain its existence as a legal entity in good standing; and obtain and keep in full force and effect all rights, franchises, licenses and permits which are necessary to the proper conduct of its business.

4.3Inspection. Permit Lender or its authorized representative at any reasonable time and upon reasonable notice to inspect the books and records of the Company.

4.4Proper Records. Keep proper books of record and account in which full, true and correct entries in accordance with generally accepted accounting principles will be made of all dealings or transactions in relation to its business and activities.

4.5Financial Information. Deliver to Lender: (i) within ten (10) days after the filing with the SEC, a copy of its Annual Report on Form 10-K, its Quarterly Reports on Form 10-Q, its proxy statements and any Current Reports on Form 8-K; and (ii) within one (1) day after release, copies of all press releases issued by the Company or any of its subsidiaries. Delivery of these items shall be made to:

IBM Printing Systems Company
6300 Diagonal Highway
Boulder, CO 80301
Attn:Chad L. Copenhaver, III
Vice President and IBM Associate General Counsel

4.6Use of Proceeds. Use the proceeds from this Loan for working capital and operating expenses.

4.7Liens. Not grant or permit to exist a Lien upon any of its assets of any kind, now owned or hereafter acquired, except Liens in favor of Lender or as set forth on Schedule 3.10, without the prior written consent of Lender.

4.8Accounts Receivable. Not sell, discount or otherwise transfer its accounts receivable against current or deferred payment of the purchase price thereof.

4.9Distributions. Not pay any dividend or distribution of cash or assets with respect to any shares of its capital stock, nor repurchase any capital stock, other than any distributions of cash on shares of the Company's Series B Convertible Preferred Stock required under the terms thereof or any deemed repurchases of the Company's capital stock by reason of a cashless exercise of any options and warrants to purchase the Common Stock of the Company.

SECTION 5.EVENTS OF DEFAULT

If any of the following events (herein called an "Event of Default") shall occur:

(a)The Company shall default in the payment of any part of the principal of the Loan when and as the same shall become due and payable, whether at maturity or by acceleration or otherwise; or

(b)The Company shall default in the payment of interest on the Loan when and as the same shall become due and payable, and such default in the payment of interest shall continue for a period of five days after said default; or

(c)The Company fail to perform, keep or observe any other term or provision of this Agreement, the Note, the Security Agreement, the Warrant, the Registration Rights Agreement or any of other document executed in connection with the transactions contemplated hereby and such default shall continue for a period of thirty (30); or

(d)an event of default, as defined in any indenture, agreement, or instrument evidencing or under which there is at the time outstanding any indebtedness of the Company for borrowed money, shall occur and such indebtedness shall have become or been declared due and payable at or prior to the date on which it would otherwise have become due and payable and such event of default shall not have been cured or waived; or

(e)any representation or warranty by the Company in this Agreement, the Note, the Security Agreement, the Warrant or the Registration Rights Agreement or in any document provided in connection herewith or therewith shall prove to have been incorrect in any material respect when made; or

(f)A Change of Control (as hereinafter defined) shall occur. A "Change of Control" shall mean the occurrence of any one of the following events: (i) any "person" (as such term is used in Sections 3(a)(9) and 13(d) of the 1934 Act) becomes a "beneficial owner" (as such term is used in Rule 13d-3 promulgated under the 1934 Act) of 30% or more of the Company's capital stock having general voting power to elect the directors of the Company; (ii) the majority of the Company's board of directors consists of individuals other than the members of the board as of the date hereof (the "Incumbent Directors"); provided that any person becoming a director subsequent to the date hereof whose nomination for election was supported by two-thirds of the directors who then comprised the Incumbent Directors shall be considered to be an Incumbent Director; (iii) the merger or consolidation of the Company with or into another corporation and, after such merger or consolidation is consummated, either
(A) the Company is not the surviving corporation, or (B) if the Company is the surviving corporation, then the Company is a wholly-owned subsidiary of another corporation and the stockholders of the Company, immediately before such merger or consolidation is consummated, do not own at least 80% of the voting capital stock of the Company's parent corporation immediately after such merger or consolidation is consummated;
(iii) the sale, lease, transfer or disposition of 20% or more of the Company's assets or (iv) the Company adopts a plan of liquidation providing for the distribution of all or substantially all of its assets; or

(g)the Company shall (i) voluntarily commence any proceeding or file any petition seeking relief under Title 11 of the United States Code or any other Federal or state bankruptcy, insolvency, or similar law, (ii) consent to the institution of, or fail to controvert in a timely and appropriate manner, any such proceeding or the filing of any such petition, (iii) apply for or consent to the appointment of a receiver, trustee, custodian, sequestrator, or similar official for the Company or for a substantial part of its property or assets, (iv) file an answer admitting the material allegations of a petition for involuntary bankruptcy filed against it in any such proceeding, (v) make a general assignment for the benefit of creditors, (vi) admit in writing its general inability to pay its debts as they become due or (vii) take corporate action for the purpose of effecting any of the foregoing; or

(h)an involuntary proceeding shall be commenced or an involuntary petition shall be filed in a court of competent jurisdiction seeking (i) relief in respect of the Company or of a substantial part of any of its property or assets, under Title 11 of the United States Code or any other Federal or state bankruptcy, insolvency, or similar law, (ii) the appointment of a receiver, trustee, custodian, sequestrator, or similar official for the Company or for a substantial part of its property or (iii) the winding-up or liquidation of the Company, and, if and so long as contested by the Company, either such proceeding or petition described in this clause (B) shall continue undismissed for ninety (90) days or an order or decree approving or ordering any of the foregoing shall continue unstayed and in effect for ninety
(90) days.

then, (i) in the event of (a), (b), (c), (d) or (e) above, Lender may at any time (unless all defaults shall theretofore have been remedied or waived in writing by Lender) at its option, by written notice to the Company, declare the Loan to be due and payable, whereupon the same shall forthwith mature and become due and payable, together with interest accrued thereon, without diligence, presentment, demand, protest, or notice of any kind whatsoever, all of which are hereby waived by the Company; or
(ii) in the event of (f), (g) or (h) above, the Loan shall be immediately due and payable, whereupon the same shall forthwith mature and become due and payable, together with interest accrued thereon, without diligence, presentment, demand, protest, or notice of any kind whatsoever, all of which are hereby waived by the Company.

In case of one or more Events of Default shall occur and be continuing, Lender may proceed to protect and enforce its rights by an action at law, suit in equity or other appropriate proceeding, whether for the specific performance of any agreement described or contained herein or in any other agreement between the parties, or for an injunction against violation of any of the terms hereof or thereof, or in aid of the exercise of any power granted hereby or thereby or by law. In case of a default in the payment of any principal or interest on the Loan, the Company will pay to Lender such further amount as shall be sufficient to cover the cost and expenses of collection, including, without limitation, reasonable attorneys' fees, expenses, and disbursements. No course of dealing and no delay on the part of Lender in exercising any right shall operate as a waiver thereof or otherwise prejudice Lender's rights, nor shall the nonexercise by Lender of any of its rights hereunder in any particular instance constitute a waiver thereof in that or any subsequent instance.

SECTION 6.MISCELLANEOUS

6.1No Extrinsic Assurances. By execution of this Agreement, the Company agrees and acknowledges that (i) in entering into this Agreement, the Company is not relying and will not rely on the prospect of any orders for its products from Lender, or on any present or future loans, extensions of credit, or other business dealings or relationship with Lender, other than as expressly provided herein; (ii) Lender has no obligation to make any additional loans or extend any credit to the Company or to further amend the terms of this Agreement, or the agreements referenced herein in order to extend the maturity of, or waive any of its rights with respect to any existing agreements between Lender and the Company, and (iii) the Company will repay Lender all amounts due and owing under this Agreement and the Note, under the terms set forth therein and herein.

6.2Freedom of Action. Nothing in this Loan Agreement shall be construed as prohibiting or restricting Lender from independently developing, acquiring, and/or marketing any hardware, software, firmware or other products or services which are or may be considered competitive in any form with the products, services and other materials of the Company, and Lender shall have full freedom and flexibility in its marketing efforts for the licensing, sublicensing or sale of any of the foregoing, including, without limitation, the freedom to market, not market, to discontinue marketing, and to decide its own method of marketing terms, conditions and pricing.

6.3Future Bank Line of Credit. Notwithstanding Section 4.7 hereof or the provisions of the Security Agreement, in the event the Company elects to secure a working capital line of credit with a commercial bank and the bank requires, as a condition to extending the working capital line of credit, that the Company provide the bank with a first priority security interest in the receivables of the Company, Lender agrees to consider the possibility of permitting a lien on the Company's accounts receivables and subordinating its interest in such receivables to such bank. Lender, however, reserves the right, in its sole discretion, not to subordinate its interests in such receivables.

6.4Waiver; Remedies. No waiver of any of the provisions of this Agreement, or of any attachment hereto or other document, or attachment thereto, shall be effective unless it is set forth in a writing which refers to the provision(s) so waived and is executed by an authorized representative of the party waiving its rights. No failure or delay by either party in exercising any right, power or remedy will operate as a waiver of any such right, power or remedy. No right or remedy in this Agreement is intended to be exclusive but each shall be cumulative and in addition to any other remedy referred to herein or otherwise available to Lender at law or in equity; and the exercise by Lender of any one or more remedies shall not preclude the simultaneous or late exercise by Lender of any or all such other remedies.

6.5Survival of Representations and Warranties. The representations and warranties contained in this Agreement shall survive the execution and delivery of this Agreement and shall remain in full force and effect until the Loan and any unpaid interest and expenses have been repaid in full. All other terms and conditions of all other Agreements which are not expressly modified hereby shall remain in effect in accordance with their terms and shall continue to bind the parties hereto.

6.6Assignment. This Agreement and the Note shall not be assignable or transferable by the Company (including by sale of stock, operation of law in connection with a merger, or sale of substantially all the assets, of the Company) without the prior written consent of Lender. Lender or its assignee may assign, in its sole discretion, any or all of its rights, interests, and obligations under this Agreement and the Note to any third party.

6.7Binding. This Agreement shall be binding upon and inure to the benefit of the Company and Lender and their respective successors and assigns (to the extent permitted by the terms hereof).

6.8Expenses. The Company shall pay all expenses (other than legal fees) incurred by Lender in connection with the preparation, execution and delivery of this Agreement and the other agreements to be executed in connection herewith. The Company shall indemnify and reimburse Lender for all costs and expenses (including legal fees) incurred by Lender in connection with the enforcement of its rights hereunder.

6.9Severability. If any provision of this Agreement, or the application of any such provision to any person or circumstance shall be held invalid, illegal or otherwise unenforceable in any respect by a court of competent jurisdiction, such invalidity, illegality or unenforceability shall not affect any other provision hereof.

6.10Compliance with Laws. Both parties agree to comply and to do all things necessary to enable the other party to comply with all federal, state and local laws, regulations and ordinances.

6.11Amendment. This Agreement may be amended or modified only by a written agreement of the parties hereto specifically referring to this Agreement.

6.12Choice of Law; Jurisdiction. This Agreement shall be governed by and construed in accordance with the internal laws of the State of New York, applicable to agreements performed entirely within such State without regard to the conflicts of law principles of such State. Each of the parties hereto irrevocably waives any and all right to a trial by jury in any legal proceeding arising out of or related to this Agreement. The parties agree to submit to the exclusive jurisdiction and venue of the federal or state courts of New York, County of Westchester, to resolve any and all issues that may arise out of or relate to this Agreement.

6.13Counterparts. This Agreement may be executed in one or more counterparts, all of which shall be considered one and the same agreement, and shall become effective when one or more of such counterparts have been signed by each of the parties and delivered to the other party, together with any other required documentation.

6.14Headings. Headings of sections are for convenience only, are not part of this Agreement and shall not be deemed to affect the meaning or construction of any of the provisions hereof.

6.15Entire Agreement: This Agreement, the Note, the Security
Agreement, the Warrant and the Registration Rights Agreement constitute the entire agreement and understanding with respect to the subject matter hereof.


ACCEPTED AND AGREED:

ACCENT COLOR SCIENCES, INC.         INTERNATIONAL BUSINESS
MACHINES CORPORATION

By:_________________________By:____________________________

Name:______________________        Name:_________________________

Title:________________________Title:__________________________

Date:                                               Date:



Witness:_____________________________
STATE OF ____________________________
COUNTY OF___________________________

I, ______________________________________, a Notary Public in and
for the said County, in the State aforesaid, DO HEREBY CERTIFY

THAT ___________________________, the ___________________________
of Accent Color Sciences, Inc., who is personally known to me to be the same person whose name is subscribed to the foregoing instrument as such, appeared before me this day in person and acknowledged that he signed and delivered said instrument as his own free and voluntary act, and as the free and voluntary act of Accent Color Sciences, Inc., for the uses and purposes therein set forth.

Given under my hand and notarial seal this ___day of _________, 1998.

                                    ___________________________
Notary Public
My Commission Expires: